                                   EXHIBIT 1

                                MSAF'S PORTFOLIO

THE ACQUISITIONS

     On May 19, 1999, an indirect wholly owned subsidiary of MSDW acquired two aircraft from an affiliate of GE Capital Corporation. On August 6, 1999, another indirect wholly owned subsidiary of MSDW agreed to acquire 27 aircraft from ILFC. Upon consummation of this offering, we will acquire these new aircraft-owning subsidiaries and as a result will own the 29 aircraft. All but one of these aircraft have been delivered by ILFC. The remaining aircraft is due to be delivered on or before April 30, 2000. If it is not delivered, a substitute aircraft may be acquired if certain conditions are met. The discussion of the portfolio in this Exhibit 1 assumes that MSAF group takes delivery of the one remaining aircraft. The 29 additional aircraft had an aggregate appraised value of $1,047.8 million as of November 30, 1999. As of February 1, 2000, all of these aircraft were subject to lease contracts with 24 lessees based in 16 countries.

     The following table sets forth certain information as of February 1, 2000 with respect to the 29 additional aircraft (except for appraised values which are as of November 30, 1999). For more information regarding each lessee, you should refer to "-- Description of the Lessees" below.

                                                                              APPRAISED
                ENGINE       SERIAL     DATE OF                              VALUE AS OF
TYPE         CONFIGURATION   NUMBER   MANUFACTURE   LESSEE                NOVEMBER 30, 1999
----        ---------------  ------   -----------   ------                -----------------
                                                                                ($MM)
A300-600R   PW 4158            625       Mar-92     China Airlines                51.1
A320-200    CFM 56-5A3         397       Mar-93     Canada 3000                   30.8
A320-200    V2500-A1           428       May-94     TransAer                      32.1
A320-200    CFM 56-5A3         446       Feb-92     Monarch                       30.5
A321-100    V2530-A5           557       Dec-95     Air Macau                     38.9
A330-300    CF6-80E1            54       Apr-94     Aer Lingus                    80.0
A340-300    CFM 56-5C3G         94       Mar-95     Air Mauritius                 91.6
B737-300    CFM 56-3B1       23255       Jun-85     Southwest                     14.4
B737-300    CFM 56-3B1       23256       Jul-85     Southwest                     15.3
B737-300    CFM 56-3B2       24449       Apr-90     Lithuanian                    21.7(1)
B737-300    CFM 56-3B1       26309       Dec-94     Continental                   26.3
B737-400    CFM 56-3C1       24707       Jun-91     Air Europa                    24.7
B737-400    CFM 56-3C1       25105       Jul-93     Alaska Airlines               26.6
B737-400    CFM 56-3C1       26279       Feb-92     Pegasus                       25.7
B737-400    CFM 56-3C1       26291       Aug-93     Asiana                        27.6
B737-400    CFM 56-3C1       26308       Oct-94     Asiana                        27.9
B737-500    CFM 56-3C1       26304       Sep-94     Braathens                     21.2
B747-400    RB211-252H2/19   24955       Sep-91     Cathay Pacific                97.4
B757-200ER  RB211-535-E4     23767       Apr-87     Air 2000                      29.7
B757-200ER  PW 2040          24965       Mar-92     Mexicana                      39.1
B757-200ER  PW 2037          25044       May-91     F.E.A.T.                      37.5
B757-200ER  RB211-535-E4-37  26266       Jan-93     Britannia                     41.2
B757-200ER  PW 2037          28160       Jul-96     TWA                           47.8
B767-300ER  CF6-80C2B6       24875       Jun-91     Air New Zealand               57.0
B767-300ER  CF6-80C2B6F      25132       Feb-92     Asiana                        60.1
F-50        PW100-125B       20232       Oct-91     KLM CityHopper                 6.3
F-50        PW100-125B       20233       Oct-91     KLM CityHopper                 6.2
MD-83       JT8D-219         49657       Apr-88     TWA                           19.6
MD-83       JT8D-219         53050       May-90     Aeromexico                    19.7
                                                                          -----------------
                                                    Total                     $1,047.8
                                                                          =================

---------------

(1)  Aircraft that has not been delivered.

                                      E-1-1

APPRAISALS

     As of November 30, 1999, our portfolio had an aggregate appraised value of $2,000.9 million. Under our indenture, we are required, at least once each year and in any case no later than October 31 of each year, to deliver to the trustee appraisals of the base value of each of the aircraft in our portfolio from at least three independent appraisers that are members of the International Society of Transport Aircraft Trading or any similar organization. We have obtained appraisals from five such appraisers. We have calculated the appraised value of each aircraft by removing the highest and the lowest appraisal and taking the average of the remaining three.

     Our five appraisers, Aircraft Information Services, Inc., BK Associates, Inc., Airclaims Limited, Morton Beyer and Agnew and Aircraft Value Analysis Company have provided appraisals of the value of each of our aircraft at normal utilization rates in an open, unrestricted and stable market, without taking into account the value of related leases, maintenance reserves or security deposits as of November 30, 1999, adjusted to account for the reported maintenance standard of the aircraft. The appraisals were not based on a physical inspection of the aircraft.

                                      E-1-2

     The appraisals for the portfolio as of November 30, 1999 are set out below.

                                                                                   APPRAISAL OF
                                                         ----------------------------------------------------------------
                                                                                            AIRCRAFT
                    ENGINE        SERIAL     DATE OF     AIRCLAIMS                        INFORMATION        MORTON BEYER
AIRCRAFT TYPE    CONFIGURATION    NUMBER   MANUFACTURE    LIMITED     BK ASSOCIATES         SERVICES          AND AGNEW
-------------   ---------------   ------   -----------   ----------   -------------   --------------------   ------------
A300-600R       PW 4158             555       Mar-90     43,820,038     46,874,794         50,860,000         48,210,000
A300-600R       PW 4158             625       Mar-92     45,598,979     53,107,233         56,000,000         53,220,000
A310-300        JT9D-7R4E1          409       Nov-85     18,668,131     27,022,136         21,300,000         29,499,000
A310-300        JT9D-7R4E1          410       Nov-85     18,736,079     27,403,582         21,820,000         30,501,000
A310-300        JT9D-7R4E1          437       Nov-86     21,316,952     33,262,341         27,820,000         33,419,000
A320-200        CFM 56-5A3          279       Feb-92     28,871,688     31,244,598         28,640,000         31,652,000
A320-200        V2500-A1            393       Feb-93     29,931,935     31,187,247         29,090,000         33,098,000
A320-200        CFM 56-5A3          397       Mar-93     30,162,691     31,894,773         30,400,000         33,319,000
A320-200        V2500-A1            414       May-93     30,336,415     30,957,449         29,130,000         33,363,000
A320-200        V2500-A1            428       May-94     31,669,836     32,628,258         30,790,000         33,834,000
A320-200        CFM 56-5A3          446       Feb-92     30,177,866     31,100,000         30,030,000         35,176,000
A321-100        V2530-A5            557       Dec-95     35,247,421     45,988,568         39,160,000         37,638,000
A321-100        V2530-A5            597       May-96     36,085,390     45,156,750         41,930,000         37,567,000
A330-300        CF6-80E1             54       Apr-94     75,194,550     81,864,707         82,310,000         87,754,000
A340-300        CFM 56-5C3G          94       Mar-95     81,144,912     92,319,102        105,920,000         97,684,000
B737-300        CFM 56-3B1        23255       Jun-85     14,620,625     13,547,506         17,440,000         14,837,000
B737-300        CFM 56-3B1        23256       Jul-85     16,395,719     14,501,668         18,040,000         14,961,000
B737-300        CFM 56-3C1        24299       Nov-88     20,001,225     18,790,300         20,570,000         19,140,000
B737-300        CFM 56-3B2        24449       Apr-90     21,065,000     21,990,000         22,930,000         20,575,000
B737-300        CFM 56-3B2        25161       Feb-92     22,674,379     25,511,536         25,010,000         23,784,000
B737-300        CFM 56-3B2        26295       Dec-93     22,596,442     26,024,250         25,560,000         25,546,000
B737-300        CFM 56-3B2        26309       Dec-94     24,232,196     27,700,000         26,050,000         26,602,000
B737-300        CFM 56-3C1        27635       May-95     25,561,933     28,728,600         28,540,000         27,137,000
B737-300F       CFM 56-3B1        23811       Sep-87     19,378,488     19,003,082         21,560,000         19,936,000
B737-300QC      CFM 56-3C1        23788       May-87     19,405,573     18,099,500         21,780,000         19,782,000
B737-400        CFM 56-3B2        24234       Oct-88     21,619,354     20,194,364         22,780,000         22,435,000
B737-400        CFM 56-3C1        24707       Jun-91     22,800,670     24,963,604         25,310,000         24,644,000
B737-400        CFM 56-3C1        25104       May-93     25,507,457     26,531,550         27,350,000         27,541,000
B737-400        CFM 56-3C1        25105       Jul-93     24,598,379     26,073,250         27,240,000         27,262,000
B737-400        CFM 56-3C1        25371       Jan-92     24,688,071     24,170,810         26,430,000         25,300,000
B737-400        CFM 56-3C1        26279       Feb-92     24,351,332     24,619,226         26,350,000         26,702,000
B737-400        CFM 56-3C1        26291       Aug-93     25,950,885     26,756,516         27,690,000         28,584,000
B737-400        CFM 56-3C1        26308       Oct-94     25,817,981     28,264,060         28,600,000         29,154,000
B737-500        CFM 56-3B1        25165       Apr-93     20,559,624     17,552,500         19,980,000         20,762,000
B737-500        CFM 56-3C1        26304       Sep-94     20,516,576     20,060,150         22,360,000         23,311,000
B747-300B       CF6-80C2          24106       Apr-88     46,632,687     59,943,960         48,480,000         51,991,000
B747-400        RB211-252H2/19    24955       Sep-91     82,013,762    106,527,824        105,760,000        104,476,000
B757-200ER      RB211-535-E4      23767       Apr-87     28,008,616     29,791,024         32,830,000         31,259,000
B757-200ER      RB211-535-E4      24260       Dec-88     30,423,476     33,021,212         35,580,000         35,424,000
B757-200ER      RB211-535-E4-37   24367       Feb-89     28,943,600     31,335,359         36,050,000         33,392,000
B757-200ER      PW 2040           24965       Mar-92     34,411,426     39,971,145         42,970,000         41,106,000
B757-200ER      PW 2037           25044       May-91     33,135,259     39,209,345         40,720,000         39,271,000
B757-200ER      RB211-535-E4-37   26266       Jan-93     35,464,262     41,872,550         44,580,000         42,305,000
B757-200ER      PW 2037           26272       Mar-94     33,003,740     42,932,416         44,160,000         42,618,000
B757-200ER      PW 2037           28160       Jul-96     37,843,699     49,445,918         49,160,000         50,344,000
B767-200ER      CF6-80A           23807       Aug-87     28,838,628     31,079,940         35,160,000         28,539,000
B767-300ER      CF6-80C2B6F       24798       Oct-90     49,099,299     53,667,285         56,670,000         57,665,000
B767-300ER      CF6-80C2B6        24875       Jun-91     54,444,607     55,072,637         60,730,000         59,425,000
B767-300ER      CF6-80C2B6F       25132       Feb-92     56,498,903     59,356,214         65,170,000         62,469,000
B767-300ER      CF6-80C2B6F       26256       Apr-93     59,887,960     61,960,315         67,990,000         67,204,000
B767-300ER      CF6-80C2B4        26260       Sep-94     60,046,996     64,745,045         68,760,000         68,534,000
engine          CF6-80C2B6F       704279      Jun-95      5,951,393      6,282,000          5,710,000          4,506,000
F-50            PW100-125B        20232       Oct-91      6,141,563      7,340,076          6,080,000          5,355,000
F-50            PW100-125B        20233       Oct-91      6,141,563      7,304,406          6,010,000          5,366,000
F-70            TAY MK620-15      11564       Dec-95     11,880,010     14,100,000         13,410,000         14,331,000
F-70            TAY MK620-15      11565       Feb-96     11,087,025     15,200,000         14,910,000         14,430,000
F-70            TAY MK620-15      11569       Mar-96     11,359,096     15,200,000         14,910,000         14,478,000
MD-82           JT8D-217C         49825       Mar-89     15,323,107     17,318,790         20,750,000         19,528,000
MD-83           JT8D-219          49657       Apr-88     16,505,672     20,090,575         20,780,000         20,543,000
MD-83           JT8D-219          49822       Dec-88     16,903,329     18,823,975         20,080,000         21,431,000
MD-83           JT8D-219          49824       Mar-89     17,375,556     21,362,625         21,660,000         22,143,000
MD-83           JT8D-219          53050       May-90     17,016,260     21,120,000         21,360,000         21,078,000

                APPRAISAL OF
               --------------
               AIRCRAFT VALUE       APPRAISED
                  ANALYSIS         VALUE AS OF
AIRCRAFT TYPE     COMPANY       NOVEMBER 30, 1999
-------------  --------------   -----------------
A300-600R        39,050,000          46,301,611
A300-600R        46,850,000          51,059,078
A310-300         15,200,000          22,330,089
A310-300         15,550,000          22,653,220
A310-300         21,800,000          27,627,447
A320-200         29,500,000          29,872,095
A320-200         30,170,000          30,429,727
A320-200         30,075,000          30,819,155
A320-200         30,450,000          30,581,288
A320-200         32,100,000          32,132,595
A320-200         30,225,000          30,500,955
A321-100         40,000,000          38,932,657
A321-100         39,600,000          39,699,000
A330-300         75,750,000          79,974,902
A340-300         84,650,000          91,551,034
B737-300         13,675,000          14,377,542
B737-300         14,200,000          15,286,129
B737-300         20,400,000          19,847,075
B737-300         22,050,000          21,701,667(1)
B737-300         24,900,000          24,564,667
B737-300         25,300,000          25,468,667
B737-300         26,300,000          26,317,333
B737-300         26,200,000          27,292,333
B737-300F        20,100,000          19,804,829
B737-300QC       18,450,000          19,212,524
B737-400         21,600,000          21,884,785
B737-400         24,400,000          24,669,201
B737-400         25,800,000          26,560,517
B737-400         26,400,000          26,571,083
B737-400         25,450,000          25,146,024
B737-400         26,100,000          25,689,742
B737-400         28,500,000          27,648,839
B737-400         26,850,000          27,904,687
B737-500         18,600,000          19,713,208
B737-500         20,600,000          21,158,859
B747-300B        39,870,000          49,034,562
B747-400         79,900,000          97,416,587
B757-200ER       26,800,000          29,686,213
B757-200ER       32,000,000          33,481,737
B757-200ER       30,300,000          31,675,786
B757-200ER       36,300,000          39,125,715
B757-200ER       34,025,000          37,501,782
B757-200ER       39,305,000          41,160,850
B757-200ER       38,750,000          41,433,472
B757-200ER       44,750,000          47,785,306
B767-200ER       25,650,000          29,485,856
B767-300ER       48,700,000          53,145,528(2)
B767-300ER       56,380,000          56,959,212
B767-300ER       58,600,000          60,141,738
B767-300ER       62,300,000          63,621,438
B767-300ER       66,400,000          66,559,682
engine            4,850,000           5,503,798
F-50              6,550,000           6,257,188
F-50              6,330,000           6,160,521
F-70             13,450,000          13,653,333
F-70             13,650,000          14,330,000
F-70             14,650,000          14,679,333
MD-82            16,500,000          17,782,263
MD-83            18,200,000          19,611,192
MD-83            18,400,000          19,101,325
MD-83            18,100,000          20,374,208
MD-83            17,000,000          19,738,087
                                 --------------
                      Total      $2,000,891,389
                                 ==============

                                      E-1-3

---------------

(1)  Aircraft that has not been delivered.

(2) This aircraft is not currently capable of extended range missions but ILFC has agreed to pay for the cost of an extended range modification to the aircraft upon MSAF's request at any time following the termination or expiration of the lease for the aircraft. The appraisals of the aircraft assume that the extended range modification has been carried out.

     The aggregate values calculated by each of the five appraisers for the portfolio are as follows:

                                                                       AGGREGATE
                                                                    APPRAISED VALUE
                         APPRAISER                              AS OF NOVEMBER 30, 1999
                         ---------                              -----------------------
                                                                         ($MM)
Airclaims Limited...........................................            1,833.7
Aircraft Information Services, Inc..........................            2,107.2
Aircraft Value Analysis Company.............................            1,884.6
BK Associates, Inc..........................................            2,059.2
Morton Beyer and Agnew......................................            2,103.1

     The following table sets forth certain selected statistics relating to the appraisals of the portfolio at June 30, 1999.

                    STATISTICAL SUMMARY                        ($MM)
                    -------------------                       -------
Average aggregate of 3 appraisals with highest and lowest
  removed...................................................  2,000.9
Average aggregate of all 5 appraisals.......................  1,997.5
Median aggregate of 3 appraisals with highest and lowest
  removed...................................................  2,014.7
Median aggregate of all 5 appraisals........................  2,014.7
Difference between highest and lowest aggregate appraisal...    273.5
Difference between highest and lowest aggregate appraisal as a percentage of the average aggregate of 3 appraisals with
  the highest and lowest removed............................     14.9%

PORTFOLIO INFORMATION

     All of the jet aircraft hold or are capable of holding a noise certificate issued under Chapter 3 of Volume 1, Part II of Annex 16 of the Chicago Convention or have been shown to comply with the Stage 3 noise levels set out in
Section 36.5 of Appendix C of Part 36 of the United States Federal Aviation Regulations.

                                      E-1-4

     The following table sets forth the exposure as of February 1, 2000 of our portfolio by type of aircraft calculated by reference to the number of aircraft and their appraised value as of November 30, 1999.

                                                                                    % OF PORTFOLIO
                                                                                     BY APPRAISED
                                                  NUMBER OF               ENGINE      VALUE AS OF
MANUFACTURER                   TYPE OF AIRCRAFT   AIRCRAFT    BODY TYPE   STAGE    NOVEMBER 30, 1999
------------                   ----------------  -----------  ---------   ------   -----------------
Airbus (30.21%)..............  A300-600R              2       Widebody     3              4.86%
                               A310-300               3       Widebody     3              3.63%
                               A320-200               6       Narrowbody   3              9.21%
                               A321-100               2       Narrowbody   3              3.93%
                               A330-300               1       Widebody     3              4.00%
                               A340-300               1       Widebody     3              4.58%
Boeing (66.76%)..............  B737-300               9       Narrowbody   3              9.69%(1)
                               B737-300F              1       Freighter    3              0.99%
                               B737-400               8       Narrowbody   3             10.29%
                               B737-500               2       Narrowbody   3              2.05%
                               B747-300B              1       Widebody     3              2.45%
                               B747-400               1       Widebody     3              4.87%
                               B757-200ER             8       Narrowbody   3             15.08%
                               B767-200ER             1       Widebody     3              1.47%
                               B767-300ER             5       Widebody     3             15.04%
                               MD-82                  1       Narrowbody   3              0.89%
                               MD-83                  4       Narrowbody   3              3.94%
Fokker N.V.(2.75%)...........  F50                    2       Turboprop    3              0.62%
                               F70                    3       Narrowbody   3              2.13%
General Electric (0.28%).....  Engine              engine     n/a          3              0.28%
                                                 -----------                            -------
  Total......................                    61 + engine                            100.00%
                                                 ===========                            =======

---------------
(1) Includes aircraft that has not been delivered.

                                      E-1-5

     The following table sets forth the exposure as of February 1, 2000 of our portfolio to the lessees calculated by reference to the appraised value of the aircraft as of November 30, 1999.

                                                                                      % OF
                                                                                  PORTFOLIO BY
                                                                                APPRAISED VALUE
                                                                 NUMBER OF     AS OF NOVEMBER 30,
LESSEE                                                           AIRCRAFT             1999
------                                                          -----------    ------------------
Asiana Airlines, Inc........................................         4                8.44%
Trans World Airlines Inc. (TWA).............................         4                5.28%
Cathay Pacific Airways Limited..............................         1                4.87%
China Airlines, Limited.....................................         2                4.86%
Air 2000 Limited............................................         2                4.67%
Air Mauritius LTD...........................................         1                4.58%
Aer Lingus, PLC.............................................         1                4.00%
Britannia Airways Ltd.......................................         2                3.53%
Air Pacific Limited.........................................         1                3.33%
Translift Airways Ltd. (TRANSAER)...........................         2                3.14%
Flying Colours Airlines Limited.............................         2                3.10%
Aerovias De Mexico, S.A. De C.V. (AEROMEXICO)...............         2                3.06%
New Zealand International Airlines Limited (AIR NEW
  ZEALAND)..................................................         1                2.85%
Alaska Airlines Inc.........................................         2                2.66%
Malev Hungarian Airlines, PLC...............................         3                2.13%
Braathens ASA...............................................         2                2.05%
Air Alfa Airlines, S.A......................................         1                1.98%
Compania Mexicana de Aviacion, S.A. De C.V. (MEXICANA)......         1                1.96%
Companhia de Transportes Aereos Air Macau, Sarl (AIR
  MACAU)....................................................         1                1.95%
Far Eastern Air Transport Corporation (F.E.A.T.)............         1                1.87%
National Airlines...........................................         1                1.67%
Canada 3000 Airlines........................................         1                1.54%
Monarch Airlines Limited....................................         1                1.52%
Canadian Airlines International Ltd.........................         1                1.49%
Southwest Airlines Co.......................................         2                1.48%
B.R.A. Transportes Aereos Ltda. (B.R.A.)....................         1                1.38%
Transavia Airlines..........................................         1                1.36%
Continental Airlines Inc....................................         1                1.32%
Pegasus Hava Tasimaciligi, A.S..............................         1                1.28%
China Hainan Airlines.......................................         1                1.27%
Olympic Airways.............................................         1                1.26%
Air Malta...................................................         1                1.23%
Air Espana S.A. (AIR EUROPA)................................         1                1.23%
Lithuanian Airlines.........................................         1                1.08%(1)
Viacao Aerea Sao Paulo, S.A. Brazilian Airlines (VASP)......         1                0.99%
Flugleidir H.F. (ICELANDAIR)................................         1                0.99%
Societe D'Exploitation Aeropostale S.A. (L'AEROPOSTALE).....         1                0.96%
Air Liberte, S.A............................................         1                0.95%
KLM Cityhopper B.V..........................................         2                0.62%
Koninklyke Luchtvaart Maatschappij N.V. (KLM)...............      engine              0.28%
Off-lease...................................................         4                5.79%
                                                                -----------         -------
  Total.....................................................    61 + engine         100.00%
                                                                ===========         =======

---------------

(1) Aircraft that has not been delivered.

                                      E-1-6

     The following table sets forth the exposure as of February 1, 2000 of our portfolio to countries in which the lessees are based calculated by reference to the appraised value of the aircraft as of November 30, 1999.

                                                                               % OF PORTFOLIO BY
                                                                                APPRAISED VALUE
                                                                                     AS OF
                                                                 NUMBER OF       NOVEMBER 30,
COUNTRY                                                          AIRCRAFT            1999
-------                                                         -----------    -----------------
United Kingdom..............................................         7               12.82%
United States of America....................................        10               12.41%
South Korea.................................................         4                8.44%
Ireland.....................................................         3                7.14%
Taiwan......................................................         3                6.73%
Mexico......................................................         3                5.02%
Hong Kong...................................................         1                4.87%
Mauritius...................................................         1                4.58%
Fiji........................................................         1                3.33%
Turkey......................................................         2                3.26%
Canada......................................................         2                3.03%
New Zealand.................................................         1                2.85%
Brazil......................................................         2                2.37%
The Netherlands.............................................    3 + engine            2.26%
Hungary.....................................................         3                2.13%
Norway......................................................         2                2.05%
Macau.......................................................         1                1.95%
France......................................................         2                1.91%
China.......................................................         1                1.27%
Greece......................................................         1                1.26%
Malta.......................................................         1                1.23%
Spain.......................................................         1                1.23%
Lithuania...................................................         1                1.08%(1)
Iceland.....................................................         1                0.99%
Off-lease...................................................         4                5.79%
                                                                -----------         -------
  Total.....................................................    61 + engine         100.00%
                                                                ===========         =======

---------------

(1)  Aircraft that has not been delivered.

     The following table sets forth the exposure as of February 1, 2000 of our portfolio by regions in which the lessees are domiciled calculated by reference to number of aircraft and their appraised value as of November 30, 1999.

                                                                               % OF PORTFOLIO BY
                                                                                APPRAISED VALUE
                                                                                     AS OF
                                                                 NUMBER OF       NOVEMBER 30,
REGION(1)                                                        AIRCRAFT            1999
---------                                                       -----------    -----------------
Developed
  Europe....................................................    18 + engine          27.41%
  North America.............................................        12               15.44%
  Pacific...................................................         2                7.72%
Emerging
  Asia......................................................         8               16.44%
  Latin America.............................................         5                7.39%
  Europe and Middle East....................................         6                6.65%
Other
  Other.....................................................         6               13.16%(2)
  Off-lease.................................................         4                5.79%
                                                                -----------         -------
     Total..................................................       61 +
                                                                engine.....         100.00%
                                                                ===========         =======

---------------

(1) Regions are defined according to designations published by Morgan Stanley Capital International.

(2)  Includes aircraft that has not been delivered.

                                      E-1-7

     The following table sets forth the exposure as of February 1, 2000 of our portfolio by year of aircraft manufacture calculated by reference to the appraised value of the aircraft as of November 30, 1999. The weighted average age of the fleet as of February 1, 2000 was approximately 8.1 years.

                                                                              % OF PORTFOLIO BY
                                                               NUMBER OF      APPRAISED VALUE AS
YEAR OF MANUFACTURE                                            AIRCRAFT      OF NOVEMBER 30, 1999
-------------------                                           -----------    --------------------
1985......................................................         4                 3.73%
1986......................................................         1                 1.38%
1987......................................................         4                 4.90%
1988......................................................         6                 8.13%
1989......................................................         3                 3.49%
1990......................................................         4                 7.04%(1)
1991......................................................         6                11.44%
1992......................................................         7                12.78%
1993......................................................        11                17.66%
1994......................................................         7                14.78%
1995......................................................    4 + engine             8.85%
1996......................................................         4                 5.82%
                                                              -----------          -------
  Total...................................................    61 + engine          100.00%
                                                              ===========          =======

---------------

(1) Includes aircraft that has not been delivered.

     The following table sets forth the exposure as of February 1, 2000 of our portfolio by seat category calculated by reference to the appraised value of our aircraft as of November 30, 1999.

                                                                                   % OF PORTFOLIO BY
                                                                    NUMBER OF      APPRAISED VALUE AS
   SEAT CATEGORY                                                    AIRCRAFT      OF NOVEMBER 30, 1999
   -------------                                                   -----------    --------------------
<50................  F50........................................        2                 0.62%
51-120.............  B737-500, F70..............................        5                 4.18%
121-170............  A320-200, B737-300, B737-400, MD-82,
                     MD-83......................................       28                34.02%(1)
171-240............  A321-100, B757-200ER.......................       10                19.01%
241-350............  A310-300, A330-300, B767-200ER,
                     B767-300ER.................................       10                24.14%
351+...............  A300-600R, A340-300, B747-300B, B747-400...        5                16.76%
Other..............  B737-300F (freighter), Engine..............   1 + engine             1.27%
                                                                   -----------          -------
  Total.........................................................   61 + engine          100.00%
                                                                   ===========          =======

---------------

(1)  Includes aircraft that has not been delivered.

                                      E-1-8

MSAF GROUP PORTFOLIO ANALYSIS

     The following table sets forth additional information on our portfolio as of February 1, 2000 (except for appraised values, which are as of November 30, 1999).

                                                                                      ENGINE       SERIAL     DATE OF
REGION(1)                 COUNTRY OF LESSEE          LESSEE           TYPE        CONFIGURATION    NUMBER   MANUFACTURE
---------                 -----------------          ------           ----        -------------    ------   -----------
Europe...............  France                    Air Liberte       MD-83         JT8D-219          49822      Dec-88
(Developed)            France                    L'Aeropostale     B737-300      CFM 56-3C1        23788      May-87
                       Ireland                   Aer Lingus        A330-300      CF6-80E1             54      Apr-94
                       Ireland                   TransAer          A320-200      V2500-A1            414      May-93
                       Ireland                   TransAer          A320-200      V2500-A1            428      May-94
                       The Netherlands           KLM               Engine        CF6-80C2B6F       704279     Jun-95
                       The Netherlands           KLM Cityhopper    F50           PW100-125B        20232      Oct-91
                       The Netherlands           KLM Cityhopper    F50           PW100-125B        20233      Oct-91
                       The Netherlands           Transavia         B737-300      CFM 56-3C1        27635      May-95
                       Norway                    Braathens         B737-500      CFM 56-3B1        25165      Apr-93
                       Norway                    Braathens         B737-500      CFM 56-3C1        26304      Sep-94
                       Spain                     Air Europa        B737-400      CFM 56-3C1        24707      Jun-91
                       United Kingdom            Air 2000          B757-200ER    RB211-535-E4      23767      Apr-87
                       United Kingdom            Air 2000          B767-300ER    CF6-80C2B6F       26256      Apr-93
                       United Kingdom            Britannia         B767-200ER    CF6-80A           23807      Aug-87
                       United Kingdom            Britannia         B757-200ER    RB211-535-E4-37   26266      Jan-93
                       United Kingdom            Flying Colours    A320-200      V2500-A1            393      Feb-93
                       United Kingdom            Flying Colours    B757-200ER    RB211-535-E4-37   24367      Feb-89
                       United Kingdom            Monarch           A320-200      CFM 56-5A3          446      Feb-92
North
 America.............  Canada                    Canada 3000       A320-200      CFM 56-5A3          397      Mar-93
(Developed)            Canada                    Canadian          A320-200      CFM 56-5A3          279      Feb-92
                       United States of America  Alaska Airlines   B737-400      CFM 56-3C1        25104      May-93
                       United States of America  Alaska Airlines   B737-400      CFM 56-3C1        25105      Jul-93
                       United States of America  Continental       B737-300      CFM 56-3B1        26309      Dec-94
                       United States of America  National          B757-200ER    RB211-535-E4      24260      Dec-88
                                                 Airlines
                       United States of America  Southwest         B737-300      CFM 56-3B1        23255      Jun-85
                       United States of America  Southwest         B737-300      CFM 56-3B1        23256      Jul-85
                       United States of America  TWA               B757-200ER    PW 2037           28160      Jul-96
                       United States of America  TWA               MD-83         JT8D-219          49824      Mar-89
                       United States of America  TWA               MD-82         JT8D-217C         49825      Mar-89
                       United States of America  TWA               MD-83         JT8D-219          49657      Apr-88
Pacific..............  Hong Kong                 Cathay Pacific    B747-400      RB211-252H2/19    24955      Sep-91
(Developed)            New Zealand               Air New Zealand   B767-300ER    CF6-80C2B6        24875      Jun-91
Europe and             Greece                    Olympic           B737-400      CFM 56-3C1        25371      Jan-92
Middle East..........  Hungary                   Malev             F70           TAY MK620-15      11564      Dec-95
(Emerging)             Hungary                   Malev             F70           TAY MK620-15      11565      Feb-96
                       Hungary                   Malev             F70           TAY MK620-15      11569      Mar-96
                       Turkey                    Air Alfa          A321-100      V2530-A5            597      May-96
                       Turkey                    Pegasus           B737-400      CFM 56-3C1        26279      Feb-92
Asia.................  China                     China Hainan      B737-300      CFM 56-3C1        26295      Dec-93
(Emerging)             South Korea               Asiana            B767-300ER    CF6-80C2B6F       24798      Oct-90
                       South Korea               Asiana            B767-300ER    CF6-80C2B6F       25132      Feb-92
                       South Korea               Asiana            B737-400      CFM 56-3C1        26291      Aug-93
                       South Korea               Asiana            B737-400      CFM 56-3C1        26308      Oct-94
                       Taiwan                    China Airlines    A300-600R     PW 4158             555      Mar-90
                       Taiwan                    China Airlines    A300-600R     PW 4158             625      Mar-92
                       Taiwan                    F.E.A.T.          B757-200ER    PW 2037           25044      May-91
Latin America........  Brazil                    B.R.A.            A310-300      JT9D-7R4E1          437      Nov-86
(Emerging)             Brazil                    VASP              B737-300      CFM 56-3B2        24299      Nov-88
                       Mexico                    Aeromexico        B757-200ER    PW 2037           26272      Mar-94
                       Mexico                    Aeromexico        MD-83         JT8D-219          53050      May-90
                       Mexico                    Mexicana          B757-200ER    PW 2040           24965      Mar-92
Other................  Fiji                      Air Pacific       B767-300ER    CF6-80C2B4        26260      Sep-94
                       Iceland                   Icelandair        B737-300      CFM 56-3B2        23811      Sep-87
                       Lithuania                 Lithuanian        B737-300      CFM 56-3B2        24449      Apr-90
                       Macau                     Air Macau         A321-100      V2530-A5            557      Dec-95
                       Malta                     Air Malta         B737-300      CFM 56-3B2        25161      Feb-92
                       Mauritius                 Air Mauritius     A340-300      CFM 56-5C3G          94      Mar-95
Off-lease............  --                        --                A310-300      JT9D-7R4E1          409      Nov-85
                       --                        --                A310-300      JT9D-7R4E1          410      Nov-85
                       --                        --                B737-400      CFM 56-3B2        24234      Oct-88
                       --                        --                B747-300      CF6-80C2          24106      Apr-88
                                                                                                               Total

                                          % OF
                                      PORTFOLIO BY
                        APPRAISED      APPRAISED
                       VALUE AS OF    VALUE AS OF
                       NOVEMBER 30,   NOVEMBER 30,
REGION(1)                  1999           1999
---------              ------------   ------------
                         ($    MM)
Europe...............        19.1        0.95%
(Developed)                  19.2        0.96%
                             80.0        4.00%
                             30.6        1.53%
                             32.1        1.61%
                              5.5        0.28%
                              6.3        0.31%
                              6.2        0.31%
                             27.3        1.36%
                             19.7        0.99%
                             21.2        1.06%
                             24.7        1.23%
                             29.7        1.48%
                             63.8        3.19%
                             29.5        1.47%
                             41.2        2.06%
                             30.4        1.52%
                             31.7        1.58%
                             30.5        1.52%
North
 America.............        30.8        1.54%
(Developed)                  29.9        1.49%
                             26.6        1.33%
                             26.6        1.33%
                             26.3        1.32%
                             33.5        1.67%
                             14.4        0.72%
                             15.3        0.76%
                             47.8        2.39%
                             20.4        1.02%
                             17.8        0.89%
                             19.6        0.98%
Pacific..............        97.4        4.87%
(Developed)                  57.0        2.85%
Europe and                   25.1        1.26%
Middle East..........        13.7        0.68%
(Emerging)                   14.3        0.72%
                             14.7        0.73%
                             39.7        1.98%
                             25.7        1.28%
Asia.................        25.5        1.27%
(Emerging)                   53.1        2.66%
                             60.1        3.01%
                             27.6        1.38%
                             27.9        1.39%
                             46.3        2.31%
                             51.1        2.55%
                             37.5        1.87%
Latin America........        27.6        1.38%
(Emerging)                   19.8        0.99%
                             41.4        2.07%
                             19.7        0.99%
                             39.1        1.96%
Other................        66.6        3.33%
                             19.8        0.99%
                             21.7        1.08%(2)
                             38.9        1.95%
                             24.8        1.23%
                             91.6        4.58%
Off-lease............        22.3        1.12%
                             22.7        1.13%
                             21.9        1.08%
                             49.0        2.45%
                         --------
                          2,000.9
                         ========

---------------

(1) Regions are defined according to designations published by Morgan Stanley Capital International.
(2) Aircraft that has not been delivered.

                                      E-1-9

DESCRIPTION OF THE AIRCRAFT

     The table below sets forth certain available information with respect to the body type, number of seats, configuration, engine manufacturer, production years, number of aircraft delivered, current fleet, number of aircraft on order and number of operators of each aircraft type in our portfolio as of February 1, 2000.

                                                                 ENGINE                                                 CURRENT
TYPE & VARIANT               BODY      SEATS  CONFIGURATION  MANUFACTURER(1)   PRODUCTION YEARS     NUMBER DELIVERED     FLEET
--------------             ---------   -----  -------------  ---------------  ------------------   ------------------   -------
Airbus A300-600R.........    Wide        220    (3 class)        2 X GE             1987-                   77              77
                                                                 2 X PW             1988-                   88              85
Airbus A310-300..........    Wide        180    (3 class)        2 X GE             1985-                  100              82
                                                                 2 X PW             1985-                   67              66
Airbus A320-200..........   Narrow       150    (2 class)       2 X CFM             1988-                  472              70
                                                                2 X IAE             1988-                  303             306
                                                                2 X TBA
Airbus A321-100..........   Narrow       185    (2 class)       2 X CFM             1993-                   42              42
                                                                2 X IAE             1993-                   41              41
                                                                2 X TBA
Airbus A330-300..........    Wide        295    (3 class)        2 X GE             1993-                   16              16
                                                                 2 X PW             1994-                   37              39
                                                                 2 X RR             1992-                   27              27
                                                                2 X TBA
Airbus A340-300..........    Wide        295    (3 class)       4 X CFM             1992-                  143             144
Boeing 737-300...........   Narrow       130    (2 class)       2 X CFM             1984-                 1108            1067
Boeing 737-300F..........   Freight        0    (freight)       2 X CFM       (all conversions)    (all conversions)         3
Boeing 737-300QC.........   Narrow       130                    2 X CFM       (all conversions)    (all conversions)        29
Boeing 737-400...........   Narrow       150    (2 class)       2 X CFM             1988-                  483             477
Boeing 737-500...........   Narrow       110    (2 class)       2 X CFM             1989-                  387             384
Boeing 747-300...........    Wide        400    (3 class)        4 X GE           1982-1990                 17              16
                                                                 4 X PW           1982-1988                 41              40
                                                                 4 X RR           1984-1988                 22              22
Boeing 747-400...........    Wide        412    (3 class)        4 X GE             1988-                  212             212
                                                                 4 X PW             1988-                  185             183
                                                                 4 X RR             1988-                  112             113
                                                                  TBA
Boeing 757-200...........   Narrow       200    (2 class)        2 X PW             1984-                  381             380
                                                                 2 X RR             1982-                  510             501
                                                                2 X TBA
Boeing 767-200ER.........    Wide        180    (3 class)        2 X GE             1985-                   52              58
                                                                 2 X PW             1984-                   42              49
Boeing 767-300ER.........    Wide        220    (3 class)        2 X GE             1986-                  227             227
                                                                 2 X PW             1987-                  153             152
                                                                 2 X RR             1989-                   31              31
                                                                2 X TBA
Fokker 50................  Turboprop      50    (1 class)        2 X PW             1987-                  189             188
Fokker 70................   Narrow        70    (2 class)        2 X RR             1994-                   43              43
MDC MD-82................   Narrow       140    (2 class)        2 X PW           1981-1997                576             584
MDC MD-83................   Narrow       140    (2 class)        2 X PW           1984-1999                257             278

                            ON      NUMBER OF
TYPE & VARIANT             ORDER   OPERATORS(2)
--------------             -----   ------------
Airbus A300-600R.........               13
                              1          9
Airbus A310-300..........               21
                              5         21
Airbus A320-200..........   209         48
                            176         50
                            100
Airbus A321-100..........     5          4
                             12          9
                             10
Airbus A330-300..........    34          4
                             14          9
                             25          6
                              4          1
Airbus A340-300..........    53         25
Boeing 737-300...........               96
Boeing 737-300F..........                3
Boeing 737-300QC.........                6
Boeing 737-400...........     1         70
Boeing 737-500...........               39
Boeing 747-300...........                6
                                        12
                                         4
Boeing 747-400...........    48         26
                             21         12
                              4          6
                              1
Boeing 757-200...........    41         17
                             11         42
                             16
Boeing 767-200ER.........    10         13
                                        12
Boeing 767-300ER.........    39         42
                             12         23
                                         2
                              9
Fokker 50................               30
Fokker 70................                9
MDC MD-82................               28
MDC MD-83................    12         27

---------------

Source: Airclaims Limited.

(1) The above table identifies engine manufacturers by the following abbreviations:

   GE = General Electric
   PW = Pratt & Whitney
   CFM = CFM International
   IAE = International Aero Engines
   RR = Rolls Royce
    TBA = To be announced

(2) The number of operators does not include lessors.

                                     E-1-10

DESCRIPTION OF THE LESSEES

     The table below sets forth certain available information with respect to the country of domicile, first year of operation, service type, nature of ownership and fleet size and composition of each lessee as of February 1, 2000.

                                               BEGAN        SERVICE                                          OPERATING
LESSEE                    DOMICILE           OPERATION       TYPE        OWNERSHIP                           FLEET(1)
------                    --------           ---------      -------      ---------                           ---------
Aer Lingus                Ireland              1936      Scheduled,      Irish Government (95%)        6 A321-210
                                                         Chartered and   Employees (5%)                1 A330-200
                                                         Freight                                       5 A330-300
                                                                                                       4 B737-400
                                                                                                       7 B737-500
                                                                                                       3 BAe 146-200
                                                                                                       6 BAe 146-300
                                                                                                       4 F-50
                                                                                                       1 MD-11

Aeromexico                Mexico               1934      Scheduled       Cintra (90%)                  8 B757-200
                                                                         Employees (10%)               3 B767-200ER
                                                                                                       2 B767-300ER
                                                                                                       2 DC-9-31
                                                                                                       15 DC-9-32
                                                                                                       13 MD-82
                                                                                                       10 MD-83
                                                                                                       4 MD-87
                                                                                                       10 MD-88

Air 2000                  United Kingdom       1986      Scheduled and   First Choice Holidays (100%)  4 A320-230
                                                         Chartered                                     5 A321-210
                                                                                                       13 B757-200
                                                                                                       3 B767-300ER

Air Alfa                  Turkey               1992      Chartered       Kombassan Holdings (100%)     2 A300-B4-100
                                                                                                       3 A321-100

Air Europa                Spain                1986      Scheduled and   Juan Jose Hidalgo             11 B737-300
                                                         Chartered       Acera (79%)                   4 B737-400
                                                                         A Guiterrex Saiz (7.2%)       6 B737-800
                                                                         Herpil (5%)                   1 B767-200EM
                                                                         Viajes Sidetours (5%)         1 B767-200ER
                                                                         Other (3.8%)                  16 BAe ATP

Air Liberte               France               1987      Scheduled and   British Airways (70%)         2 ATR 42
                                                         Chartered       Groupe Bullore (30%)          2 DC-10-30
                                                                                                       1 DC-10-30ER
                                                                                                       11 F-100
                                                                                                       4 F-28
                                                                                                       10 MD-83

Air Macau                 Macau                1994      Scheduled       Macau Aviation Services       1 A320-200
                                                                         Company (46%)                 4 A321-100
                                                                         TAP Air Portugal (25%)        1 A321-200
                                                                         Evergreen Airway
                                                                         Services (5%)
                                                                         Other (24%)

Air Malta                 Malta                1973      Scheduled and   Maltese Government (96.4%)    2 A320-210
                                                         Chartered       Middle Sea Insurance (3.3%)   2 B737-200A
                                                                         Cassar and Cooper (Holidays)  6 B737-300
                                                                           Ltd (0.3%)                  1 B737-400

                                     E-1-11

                                               BEGAN        SERVICE                                          OPERATING
LESSEE                    DOMICILE           OPERATION       TYPE        OWNERSHIP                           FLEET(1)
------                    --------           ---------      -------      ---------                           ---------
Air Mauritius             Mauritius            1967      Scheduled and   Air Mauritius Holdings (51%)  5 A340-310
                                                         Chartered       Public (16.74%)               3 ATR 42
                                                                         Government of Mauritius       1 ATR 42-300
                                                                         (10.86%)                      1 ATR 42-500
                                                                         Rogers & Company (4.49%)      2 B767-200ER
                                                                         State Investment Corp
                                                                         (4.47%)
                                                                         British Airways Associated
                                                                         Companies (3.84%)
                                                                         Employees (3.26%)
                                                                         Air France (2.78%)
                                                                         Air India (2.56%)

Air New Zealand           New Zealand          1941      Scheduled       Brierley Investment (42.4%)   8 B737-200
                                                                         Franklin Resources (10.6%)    1 B737-200QC
                                                                         Other (47%)                   9 B737-300
                                                                                                       8 B747-400
                                                                                                       4 B767-200ER
                                                                                                       10 B767-300ER

Air Pacific               Fiji                 1951      Scheduled       Government of Fiji (51%)      1 B737-700
                                                                         Qantas (46%)                  2 B737-800
                                                                         Air New Zealand (1.27%)       2 B747-200B
                                                                         Other (1.46%)                 1 B767-300ER
                                                                         Pacific Islands               1 EMB-120
                                                                         Governments (0.27%)

Alaska Airlines           United States of     1932      Scheduled       Public (100%)                 4 B737-200C
                          America                        and Freight                                   4 B737-200QC
                                                                                                       40 B737-400
                                                                                                       6 B737-700
                                                                                                       5 MD-82
                                                                                                       29 MD-83

Asiana                    South Korea          1988      Scheduled and   Kumho Group (54.2%)           3 A321-200
                                                         Chartered       Pacific Investment Capital,   18 B737-400
                                                                         UBS S.A.,                     3 B737-500
                                                                         Korean Development Bank,      8 B747-400
                                                                         Korea Long Term Credit Bank   4 B747-400F
                                                                         (45.8%)                       9 B767-300
                                                                                                       1 B767-300ER
                                                                                                       1 B767-300ERF

B.R.A                     Brazil               1995      Chartered       Private (100%)                1 A310-320
                                                                                                       3 EMB-120

Braathens                 Norway               1946      Scheduled and   Braganza (33.4%)              5 B737-400
                                                         Chartered       Other (31.2%)                 21 B737-500
                                                                         KLM (30%)                     1 B737-300
                                                                         Bramora (5.4%)                7 B737-700
                                                                                                       10 BAe-146-200
                                                                                                       4 F-100

Britannia                 United Kingdom       1961      Chartered       Thomson Travel Holdings       18 B757-200
                                                                         (100%)                        4 B767-200EM
                                                                                                       2 B767-200ER
                                                                                                       5 B767-300ER

Canada 3000               Canada               1988      Chartered       Canadian Investors (55%)      5 A320-210
                                                                         Deluce Investments Inc (25%)  3 A330-200
                                                                         Employees (20%)               6 B757-200

                                     E-1-12

                                               BEGAN        SERVICE                                          OPERATING
LESSEE                    DOMICILE           OPERATION       TYPE        OWNERSHIP                           FLEET(1)
------                    --------           ---------      -------      ---------                           ---------
Canadian                  Canada               1986      Scheduled       Canadian Airlines Corp (75%)  13 A320-200
                                                         and Freight     Aurora Airline Investment     38 B737-200A
                                                                         Inc   (AMR Corp) (25%)        6 B737-200C
                                                                                                       4 B747-400
                                                                                                       14 B767-300ER
                                                                                                       4 DC 10-30
                                                                                                       3 DC 10-30ER
                                                                                                       33 F-28
                                                                                                       10 Dash 8-100
                                                                                                       14 Dash 8-300

Cathay Pacific            Hong Kong            1946      Scheduled       Swire Pacific (43.9%)         12 A330-340
                                                         and Freight     China International Trust     14 A340-310
                                                                         and   Investment Corp (25%)   3 B747-200F
                                                                         Other (31.1%)                 1 B747-200SF
                                                                                                       1 B747-300
                                                                                                       19 B747-400
                                                                                                       2 B747-400F
                                                                                                       4 B777-200
                                                                                                       7 B777-300

China Airlines            Taiwan               1959      Scheduled,      China Civil Aviation          12 A300-600R
                                                         Chartered       Development Foundation        10 B737-800
                                                         and Freight     (71.1%)                       2 B747-200F
                                                                         Other (28.9%)                 8 B747-200SF
                                                                                                       12 B747-400
                                                                                                       2 B747-400F
                                                                                                       2 Beechjet 400
                                                                                                       2 MD-11

China Hainan              China                1991      Scheduled and   American Aviation             5 B737-300
                                                         Executive       Investment (25%)              7 B737-400
                                                         Charters        Other (69.7%)                 5 B737-800
                                                                         Hainan Provincial Government  1 Beachjet 400
                                                                         (5.3%)                        2 Dornier 328
                                                                                                       1 Hawker 800
                                                                                                       1 Hawker 125
                                                                                                       1 Learjet-60
                                                                                                       9 Metro 23

Continental               United States of     1934      Scheduled       Other (71%)                   13 B727-200A
                          America                                        Northwest Airlines (15%)      65 B737-300
                                                                         Air Partners LP (14%)         66 B737-500
                                                                                                       36 B737-700
                                                                                                       42 B737-800
                                                                                                       38 B757-200
                                                                                                       14 B777-200ER
                                                                                                       27 DC 10-30
                                                                                                       3 DC10-30ER
                                                                                                       23 EMB-120
                                                                                                       6 ERJ-135
                                                                                                       56 ERJ-145
                                                                                                       5 MD-81
                                                                                                       56 MD-82
                                                                                                       8 MD-83
                                                                                                       25 Raytheon 1900

F.E.A.T                   Taiwan               1957      Scheduled       Other (67.05%)                7 B757-200
                                                                         China Development Corp.       3 MD-82
                                                                         (14%)                         5 MD-83
                                                                         China Airlines (10%)
                                                                         Taiwan Aerospace Corporation
                                                                         (4.95%)
                                                                         Fubon Insurance (4%)

                                     E-1-13

                                               BEGAN        SERVICE                                          OPERATING
LESSEE                    DOMICILE           OPERATION       TYPE        OWNERSHIP                           FLEET(1)
------                    --------           ---------      -------      ---------                           ---------
Flying Colours            United Kingdom       1995      Chartered       Thomas Cook                   11 B757-200
                                                                         Travel Group Ltd. (100%)

Icelandair                Iceland              1937      Scheduled       Public (100%)                 1 B737-300F
                                                         and Freight                                   3 B737-400
                                                                                                       6 B757-200
                                                                                                       1 B757-200 PF
KLM                       The Netherlands      1919      Scheduled       Other (75%)                   2 ATR 72-200
                                                         and Freight     Government of   The           2 BAe 146-300
                                                                         Netherlands (25%)             19 B737-300
                                                                                                       19 B737-400
                                                                                                       4 B737-800
                                                                                                       7 B747-200B
                                                                                                       2 B747-200SF
                                                                                                       3 B747-300
                                                                                                       20 B747-400
                                                                                                       11 B767-300ER
                                                                                                       17 F-100
                                                                                                       9 F-50
                                                                                                       10 MD-11
KLM CityHopper            The Netherlands      1966      Scheduled       KLM (100%)                    13 F-50
                                                                                                       12 F-70

L'Aeropostale             France               1986      Chartered and   Groupe Air France (50%)       1 A300 B4-100F
                                                         Postal          Groupe La Poste (50%)         3 B737-200A
                                                                                                       1 B737-200QC
                                                                                                       15 B737-300QC

Lithuanian                Lithuania            1991      Scheduled and   Government of Lithuania       1 AN-24
                                                         Chartered       (100%)                        2 B737-200A
                                                                                                       1 B737-300
                                                                                                       1 B737-500
                                                                                                       2 Saab 340
                                                                                                       2 Saab 2000
                                                                                                       2 Yak-42
Malev                     Hungary              1946      Scheduled and   Government of Hungary         3 B737-200A
                                                         Chartered         (96.8%)                     4 B737-300
                                                                         Municipalities (2.7%)         2 B737-400
                                                                         Other (0.5%)                  2 B737-500
                                                                                                       2 B767-200ER
                                                                                                       6 F-70
                                                                                                       5 TU-154
Mexicana                  Mexico               1921      Scheduled       Cintra (88.7%)                16 A320-230
                                                                         Other (11.3%)                 22 B727-200A
                                                                                                       6 B757-200
                                                                                                       12 F-100
Monarch                   United Kingdom       1967      Chartered and   Cosmos Guide Holding          4 A300-600R
                                                         Scheduled       International N.V. (100%)     4 A320-210
                                                                                                       3 A321-230
                                                                                                       2 A330-240
                                                                                                       5 B757-200
                                                                                                       1 DC10-30
                                                                                                       1 L10-11 Tristar
National Airlines         United States of     1998      Scheduled       Rio Hotel, Harrah             11 B757-200
                          America                                        Entertainments
                                                                         and Wexford Management
                                                                         (100%)

                                     E-1-14

                                               BEGAN        SERVICE                                          OPERATING
LESSEE                    DOMICILE           OPERATION       TYPE        OWNERSHIP                           FLEET(1)
------                    --------           ---------      -------      ---------                           ---------
Olympic                   Greece               1957      Scheduled       Government of Greece (100%)   1 A300-B4-100
                                                                                                       1 A300-B4-200
                                                                                                       2 A300-600R
                                                                                                       4 A340-310
                                                                                                       4 ATR 42-300
                                                                                                       6 ATR 72-200
                                                                                                       2 B717-200
                                                                                                       11 B737-200A
                                                                                                       1 B737-300
                                                                                                       12 B737-400
                                                                                                       2 B747-200B
                                                                                                       6 Fairchild 228
Pegasus                   Turkey               1990      Chartered       Yapi Kredit Bank (49%)        4 B737-400
                                                                         Silkar and Net Holdings       1 B737-800
                                                                         (30%)
                                                                         Alper Elichin (21%)
Southwest                 United States of     1981      Scheduled       Public (90%)                  35 B737-200A
                          America                                        Employees (10%)               195 B737-300
                                                                                                       25 B737-500
                                                                                                       57 B737-700
TransAer                  Ireland              1991      Chartered       Translift Holding (100%)      4 A300-B4-200
                                                                                                       1 A320-230
Transavia                 The Netherlands      1965      Scheduled and   KLM (80%)                     6 B737-300
                                                         Chartered       Nationale Investeringsbank    4 B737-800
                                                                         (20%)                         4 B757-200
TWA                       United States of     1930      Scheduled       Public (65%)                  9 B727-200A
                          America                                        Employees (30%)               26 B757-200
                                                                         Prince Al-Waleed bin Talal    10 B767-200EM
                                                                           (5%)                        6 B767-300ER
                                                                                                       17 DC-9-31
                                                                                                       12 DC-9-32
                                                                                                       1 DC-9-33CF
                                                                                                       1 DC-9-34
                                                                                                       3 DC-9-41
                                                                                                       1 DC-9-51
                                                                                                       40 MD-82
                                                                                                       64 MD-83
VASP                      Brazil               1933      Scheduled       Employees and Canhedo         3 A300-B2-200FF
                                                                         Group (60%)                   5 B727-200F
                                                                         Sao Paolo State               6 B737-200
                                                                         Government (40%)              13 B737-200A
                                                                                                       1 B737-200C
                                                                                                       1 B737-200CA
                                                                                                       1 B737-200F
                                                                                                       7 B737-300
                                                                                                       7 MD-11

---------------

(1) Includes the operating fleet of the lessee's wholly owned subsidiaries.

Source: Airclaims Limited.

                                     E-1-15

THE LEASES

     As of February 1, 2000, we had 58 leases in effect, covering our whole portfolio except three aircraft which were off-lease and one aircraft which was subject to a lease contract scheduled to start on February 22, 2000. Although the lease documentation is fairly standardized in many respects, significant variations do exist as a result of negotiation with each lessee. The following is a summary of the principal characteristics of the leases as of February 1, 2000 (with appraised values as of November 30, 1999).

PRESENT VALUE OF ALL
CONTRACTED LEASE RENTAL
  PAYMENTS.................  Approximately $714.7 million (discounted to the closing date of this offering at a rate of 6.75%).

CONTRACTED LEASE
EXPIRIES...................  The weighted average remaining contracted lease term of the portfolio (weighted by appraised values as of November 30, 1999 and without giving effect to purchase options, early terminations or extensions) was 41 months. We will be required to re-lease 48 of the aircraft, representing 75.14% of the portfolio by appraised value, before December 31, 2004. The longest lease is scheduled to expire in September 2007.

EXTENSION OPTIONS..........  Twenty-six of the leases include outstanding options for the lessee to extend the term of the lease. Assuming that all these options were exercised to extend the leases to the latest possible dates, the weighted average remaining lease term of the portfolio would be 53 months and the weighted average extended rent payable over the extended period would be 103.80% of the current contracted rental payments.

EARLY TERMINATION
OPTIONS....................  Four of the leases allow the lessee to terminate its lease before the scheduled expiration date, provided certain conditions are met. Assuming that all these options were exercised for the earliest possible termination, the weighted average remaining lease term of the portfolio would be 40 months.

PURCHASE OPTIONS...........  Ten lessees have outstanding options to purchase a total of 12 aircraft, representing 28.36% of the portfolio by appraised value. The latest date on which a purchase option may be exercised is June 8, 2008, for a purchase on March 8, 2009. If these options were exercised on their earliest exercise date, in only one case would the purchase option strike price be below the note target price for the applicable aircraft. This difference would not be significant.

CONDITIONAL SALE
AGREEMENT..................  One A310-300 aircraft is subject to a conditional sale agreement under which, if all payments are made, we must transfer title to the aircraft on July 15, 2007. The present value of all amounts payable (discounted to the closing date of this offering at a rate of 7.5%) is approximately $5.8 million less than the note target price of the aircraft on the closing date of this offering.

SECURITY DEPOSITS..........  Under 55 of the leases, the lessee has provided security for its obligations. Our total security deposits are $38.6 million in cash and $1.8 million in letters of credit. Together these security deposits are equivalent to 2 months of contracted lease rental payments.

GUARANTEES.................  In various of the leases, where appropriate, we have received guarantees or comfort letters from a lessee's parent company or shareholders relating to the lessee's payment and performance obligations under the lease. In the case of one lessee we have received a bank guarantee of its lease obligations in the amount of $38 million.

                                     E-1-16

THIRD PARTY LIABILITY
INSURANCE..................  The minimum third party liability limits under the leases range from $250 million to $900 million. We also have in place our own contingent liability coverage to cover any liability in excess of the lessee's coverage or where a lessee's coverage lapses for any reason.

AIRCRAFT PROPERTY
INSURANCE..................  The total insured value for all risks aircraft hull and hull war risks insurance for the portfolio is $2,566.8 million. In all cases, the sum of the stipulated lease value and our own additional coverage in place is at least equal to the appraised value of the aircraft and on average is approximately 128% of the appraised value of the aircraft. Permitted deductibles, which generally apply only in the case of a partial loss, range from $100,000 to $1,000,000.

SUBLEASES AND WET LEASES...  Under certain of the leases, the lessee may sublease the aircraft without our consent, provided certain conditions are met. Under most of our leases, the lessee may wet lease the aircraft without our consent, provided that the lessee does not part with operational control of the aircraft. Where there is a sublease or a wet lease, the lessee remains fully liable to us for all its payment and performance obligations under the lease and we have no contractual relationship with the sublessee or the wet lessee. The following lessees sublease their aircraft: Britannia (to Ansett Australia Limited) and Icelandair (to Falcon Air
                             AB). To our knowledge, only one lessee wet leases its aircraft: Transaer (to Libyan Airlines). Our consent was not required for this wet lease.

                                     E-1-17